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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  Form 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    January  22, 1998



                        UNION PACIFIC CORPORATION
           (Exact name of registrant as specified in its charter)



        UTAH                 1-13916                 13-2647483
  (State or Other       (Commission File           (IRS Employer
    Jurisdiction             Number)          Identification Number)
 of Incorporation)



                1717 Main Street, Suite 5900, Dallas, Texas
                  (Address of principal executive offices)

                                   75201
                                 (Zip Code)



                               (214) 743-5637
            (Registrant's telephone number, including area code)

                                    None
       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

          Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on January 22, 1998 that announces the fourth quarter earnings of the Company.



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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Union Pacific Corporation
                                         (Registrant)


Date: January 22, 1998               By: /s/ RICHARD J. RESSLER
                                         -----------------------------
                                             (Signature)

                                     Name:   Richard J. Ressler
                                     Title:  Assistant General Counsel
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                               EXHIBIT INDEX


Exhibit        Description                              Page

99.1 Press Release dated January 22, 1998 announcing the Company's fourth quarter earnings.